SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934

(Amendment No.     )

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      14c-5(d)(2))
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                              Seasons Series Trust
                (Name of Registrant as Specified in its Charter)

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[Logo]

August 4, 1999

Dear Policyholder:

The enclosed information statement is being provided to Seasons Select Variable Annuity policyholders who are invested in the Large Cap Growth, Large Cap
Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity and Diversified Fixed Income Portfolios (the "Portfolios") of Seasons Series Trust in connection with the change in control of one of its subadvisers, Bankers Trust Company ("BT"). On June 4, 1999, Bankers Trust Corporation, the parent company of BT, a subadviser for each of the Portfolios, merged with Deutsche Bank AG, resulting in BT becoming an indirect wholly owned subsidiary of Deutsche Bank AG.

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios, the ownership of BT, and the terms of the Subadvisory Agreement with BT which the Trustees have approved.

Please feel free to call your financial adviser or to call us at (800) 445-7862 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Seasons Select Variable Annuity.

                                                           Sincerely,

                                                           /s/ Scott H. Richland

                                                           Scott H. Richland
                                                           Vice President

                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                         -----------------------------
                              INFORMATION STATEMENT
                          -----------------------------

         This information statement is being provided to the Seasons Select Variable Annuity policyholders who are invested in the Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity and Diversified Fixed Income Portfolios (the "Portfolios") of Seasons Series Trust ( "Seasons" or the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees, (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished by the Trustees of Seasons.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

         This information statement will be mailed on or about August 4, 1999. Copies of the most recent annual and semi-annual reports of Seasons are available without charge and may be obtained by writing to the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

PURPOSE OF THE INFORMATION STATEMENT

         On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger whereby Deutsche Bank AG ("Deutsche Bank") would acquire Bankers Trust Corporation, the parent company of Bankers Trust Company ("BT" or the "Subadviser"), a subadviser to the Portfolios. Bankers Trust Corporation and Deutsche Bank completed the merger on June 4, 1999, resulting in BT becoming an indirect wholly owned subsidiary of Deutsche Bank. The acquisition constitutes a change in control of BT which results in an "assignment," as that term is defined in Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"), and consequently a termination of the Subadvisory Agreement between SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), the investment adviser and manager, and BT with respect to the Portfolios.

THE TRUST

         The Portfolios are separate investment series of Seasons, a Massachusetts business trust. The Trust entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for and/or manages the investments of the Portfolios of Seasons, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style.

         The   subadvisers  to  the  Trust  act  pursuant  to  agreements   with
SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective Portfolios regarding securities to be purchased and sold. Each of the subadvisers is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadvisers. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.

INFORMATION ABOUT THE PORTFOLIOS

         The Portfolios are each multi-managed, which means that they pursue their investment goals by allocating assets among several separate managers, one of which is currently BT. For each Portfolio, BT manages an "index" component in which BT employs a passively managed, strategy which seeks to replicate the performance of a target index or subset of an index. Since BT's component of each of the Portfolios is passively managed, BT does not buy or sell stocks over the course of a year other than in conjunction with changes in the target index.

THE SUBADVISORY AGREEMENTS

         Pursuant to a Subadvisory Agreement with SunAmerica dated January 12, 1999 (the "Previous Agreement"), BT has been serving as one of the subadvisers for the Portfolios. This Previous Agreement terminated upon the consummation of the merger between Deutsche Bank and Bankers Trust Corporation on June 4, 1999. At the Board meeting held on April 20, 1999, the Trustees approved a new Subadvisory Agreement with BT (the "New Agreement"), effective June 4, 1999, which is identical in all material respects to the Previous Agreement.

         Under the Advisory Agreement, the annual rates of the investment advisory fees payable to SunAmerica for the Portfolios are as follows:

--------------------------------------------------------------------------------
PORTFOLIO                               ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio              First $250 million        0.800%
                                        ----------------------------------------
                                        Next $250 million         0.750%
                                        ----------------------------------------
                                        Over $500 million         0.700%
--------------------------------------------------------------------------------
Large-Cap Composite Portfolio           First $250 million        0.800%
                                        ----------------------------------------
                                        Next $250 million         0.750%
                                        ----------------------------------------
                                        Over $500 million         0.700%
--------------------------------------------------------------------------------
Large-Cap Value Portfolio               First $250 million        0.800%
                                        ----------------------------------------
                                        Next $250 million         0.750%
                                        ----------------------------------------
                                        Over $500 million         0.700%
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                First $250 million        0.850%
                                        ----------------------------------------
                                        Next $250 million         0.800%
                                        ----------------------------------------
                                        Over $500 million         0.750%

--------------------------------------------------------------------------------
PORTFOLIO                               ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
--------------------------------------------------------------------------------
Mid-Cap Value Portfolio                 First $250 million        0.850%
                                        ----------------------------------------
                                        Next $250 million         0.800%
                                        ----------------------------------------
                                        Over $500 million         0.750%
--------------------------------------------------------------------------------
Small-Cap Portfolio                     First $250 million        0.850%
                                        ----------------------------------------
                                        Next $250 million         0.800%
                                        ----------------------------------------
                                        Over $500 million         0.750%
--------------------------------------------------------------------------------
International Equity Portfolio                              1.00%
--------------------------------------------------------------------------------
Diversified Fixed Income Portfolio      First $200 million        0.700%
                                        ----------------------------------------
                                        Next $200 million         0.650%
                                        ----------------------------------------
                                        Over $400 million         0.600%
--------------------------------------------------------------------------------

The term "Assets" means the average daily net assets of the Portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. The following table sets forth the aggregate fees SunAmerica paid fees to all subadvisers and the aggregate fees retained by SunAmerica, expressed as a percentage of Assets, for the period February 8, 1999 (commencement of operations) through the fiscal year ended March 31, 1999:

--------------------------------------------------------------------------------
                                           FEES PAID BY
                                            SUNAMERICA          FEES RETAINED BY
             PORTFOLIO                  TO ALL SUBADVISERS        SUNAMERICA
--------------------------------------------------------------------------------
Large Cap Growth Portfolio                     0.37%                 0.43%
--------------------------------------------------------------------------------
Large Cap Composite Portfolio                  0.16%                 0.64%
--------------------------------------------------------------------------------
Large Cap Value Portfolio                      0.32%                 0.48%
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                       0.32%                 0.53%
--------------------------------------------------------------------------------
Mid Cap Value Portfolio                        0.35%                 0.50%
--------------------------------------------------------------------------------
Small Cap Portfolio                            0.17%                 0.68%
--------------------------------------------------------------------------------
International Equity Portfolio                 0.46%                 0.54%
--------------------------------------------------------------------------------
Diversified Fixed Income Portfolio             0.11%                 0.59%
--------------------------------------------------------------------------------

         The New Agreement between BT and SunAmerica, on behalf of the Portfolios is identical in all material respects to the Previous Agreement, and provides for (i) the Subadviser to manage its respective portion of the Portfolios allocated to it on a discretionary basis, (ii) the Adviser to compensate the Subadviser for its services, (iii) the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) the Subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. THE NEW AGREEMENT WILL NOT RESULT IN ANY INCREASE IN FEES TO SHAREHOLDERS. A copy of the New Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT BANKERS TRUST COMPANY

         BT is the principal banking subsidiary of Bankers Trust Corporation with principal offices in New York, NY. BT provides a broad range of commercial banking and financial services and is a major wholesale supplier of financial services to the international and domestic institutional markets. BT also engages in trading currencies, securities, derivatives and commodities. As of March 31, 1999, BT managed approximately $378 billion in assets.

         BT's objective with respect to "index" portfolios is to create portfolios that replicate the risk and total return characteristics of identified target indices while keeping transaction costs associated with the trading of the securities as low as possible. BT employs a proprietary stratified sampling and linear optimization technique to select the liquid securities, which when combined with a portfolio's holdings will continue to match the risk and return of the target index. The benefit of this approach is efficiency: a portfolio constructed in this manner will be cheaper to transact than a "full replication" portfolio because rigid positions are not required and the least expensively traded securities which meet the portfolio's needs will be selected.

         The names, business addresses and principal occupations of the current Trustees and chief executive officer of BT are set forth below:


-------------------------------------------------------------------------------------------------
NAME                        POSITION                                  ADDRESS
-------------------------------------------------------------------------------------------------
Josef Ackermann             Member, Board of Managing Director        Deutsche Bank AG
                                                                      Taunusanlage 12
                                                                      D-60262 Frankfurt am Main
                                                                      Federal Republic of Germany
-------------------------------------------------------------------------------------------------
Robert B. Allardice III     Executive Vice President                  Deutsche Bank
                            Deutsche Bank Americas Holding Corp.      31 West 52nd Street
                                                                      New York, New York 10019
-------------------------------------------------------------------------------------------------
George B. Beitzel           Director of Various Corporations          29 King Street
                                                                      Chappaqua, New York 10514
-------------------------------------------------------------------------------------------------
William R. Howell           Chairman Emeritus,                        J.C. Penney Company, Inc.
                            J.C. Penney Company, Inc.                 P.O. Box 10001
                                                                      Dallas, Texas 75301
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NAME                        POSITION                                  ADDRESS
-------------------------------------------------------------------------------------------------
Hermann-Josef Lamberti      Member, Board of Managing Trustees        Deutsche Bank AG
                            Deutsche Bank AG                          Taunusanlage 12
                                                                      D-60262 Frankfurt am Main
                                                                      Federal Republic of Germany
-------------------------------------------------------------------------------------------------
John A. Ross                Regional Chief Executive Officer          Deutsche Bank
                            Deutsche Bank Americas Holding Corp.      31 West 52nd Street
                                                                      New York, New York 10019
-------------------------------------------------------------------------------------------------

         Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, funds management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At December 31, 1998, based on international accounting standards and converted at the exchange rate on December 30, 1998 of US $1 = DM 1.6730, the Deutsche Bank Group had total assets of DM 1,225.5 billion, or U.S. $732.5 billion. The Deutsche Bank Group's capital and reserves at December 31, 1998, in accordance with Bank for International Settlements standards, were DM 57.4 billion, or U.S. $34.3 billion.

BOARD OF TRUSTEES' CONSIDERATION

         In approving the New Agreement described herein, the Trustees, at an in-person meeting held on April 20, 1999, considered certain factors, including
(i) the nature and quality of the services expected to be rendered by BT, including the credentials and investment experience of its officers and employees; (ii) the assurance from BT that the merger would not affect the nature and quality of the services provide by BT to the Portfolios; (iii) the structure of BT and its ability to provide services, based on both its financial conditions as well as its performance record; (iv) a comparison of BT's subadvisory fees with those of other advisers, as well as any indirect costs and benefits of providing such subadvisory services to the Portfolios; and (v) the fact that the terms of the New Agreement are identical in form and substance to those of the Previous Agreement. The Trustees determined that the engagement of BT as subadviser for the Portfolios and the subadvisory fees were reasonable, fair and in the best interests of the Portfolios and its shareholders.

ADDITIONAL INFORMATION

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

                                    By Order of the Trustees,

                                    /s/ Robert M. Zakem

                                    Robert M. Zakem
                                    VICE PRESIDENT AND ASSISTANT SECRETARY,
                                    SEASONS SERIES TRUST

Dated:   August 4, 1999


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